Exhibit 10.3

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 12, 2024 by and among (i) Robinson Aircraft Ltd. d/b/a Horizon Aircraft., a British Columbia company (“Horizon”), (ii) Pono Capital Three, Inc., a British Columbia company (the “Company”), (iii) Mehana Capital LLC, a Delaware limited liability company (the “Sponsor”), (iv) the executive officers and directors of the Company as of immediately prior to the consummation of the transactions contemplated by the BCA (as defined below) (with such executive officers and directors, together with Sponsor, the “Sponsor Parties”) and (v) the undersigned parties listed under Investor on the signature page hereto (each such party, together with the Sponsor Parties and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, an “Investor” and collectively the “Investors”).

WHEREAS, contemporaneously with the execution of this Agreement, the Company, Horizon, Pono Three Merger Acquisitions Corp., a British Columbia company and a wholly-owned subsidiary of the Company (“Merger Sub”), and certain other persons are entering into that certain Business Combination Agreement (the “BCA”), a copy of which has been made available to Investor and pursuant to which, subject to the terms and conditions thereof, the Company will redomesticate and continue as a British Columbia company, and Merger Sub will amalgamate with Horizon, with the amalgamated company a wholly-owned subsidiary of the Company (the “Amalgamation”), and with Horizon’s shareholders receiving shares of the post-redomesticated Company’s common stock (the “Shares”);

WHEREAS, in connection with the Closing, the Investors will enter into a lock-up agreement with the Company and Sponsor (as amended from time to time in accordance with the terms thereof, a “Lock-Up Agreement”), pursuant to which the Investors will agree not to transfer the Shares received as Exchange Consideration for a certain period of time after the Closing as stated in the Lock-Up Agreement; and

WHEREAS, in connection with the Placement Unit Purchase Agreement between the Company and Sponsor, dated as of February 9, 2023, Sponsor acquired 565,375 private placement units of the Company, consisting of 565,375 Company Common Shares (as such term is defined herein) and 565,375 redeemable private placement warrants, each exercisable for one Company Common Share for $11.50 per share (the “SPAC Warrants”);

WHEREAS, the Sponsor Parties are acquiring Company Common Shares (including the Company Common Shares issued or issuable upon the exercise of any other equity security issued to the Sponsor Parties pursuant to the terms of the BCA and upon conversion of the Company’s Class B ordinary shares) on or about the date hereof pursuant to the terms of the BCA;

WHEREAS, in connection with the transactions contemplated by the BCA, the Company and the Investors desire to enter into this Agreement, pursuant to which the Company shall grant the Investors certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the BCA. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Closing” is defined in the recitals to this Agreement.

“Company” is defined in the recitals to this Agreement and shall include the Company’s successors by merger, acquisition, continuance, reorganization or otherwise.

“Company Common Shares” means Class A ordinary shares, par value US$0.0001 per share, of the Company, along with any equity securities paid as dividends or distributions after the Closing with respect to such shares or into which such shares are exchanged or converted after the Closing.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

“Founder Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of February 9, 2023, by and among the Company, Sponsor and certain holders listed thereto.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investors” is defined in the preamble to this Agreement, and includes any transferee of the Registrable Securities (so long as they remain Registrable Securities) of an Investor permitted under this Agreement and the Lock-Up Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Lock-Up Agreement” is defined in the recitals to this Agreement.

“Maximum Number of Securities” is defined in Section 2.1.4.

“Merger Agreement” is defined in the recitals to this Agreement.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Pro Rata” is defined in Section 2.1.4.

“Proceeding” is defined in Section 6.9.

“Register,” “Registered” and “Registration” mean a registration or offering effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (a) any outstanding Company Common Shares or other equity securities of the Company held by an Investor immediately following the Closing Date, (b) any Company Common Shares issued to an Investor pursuant to the terms of the BCA (including the Company Common Shares issued or issuable upon the exercise of any other equity security issued to an Investor pursuant to the terms of the BCA), (c) the SPAC Warrants (including any Company Common Shares issued or issuable upon the exercise of any SPAC Warrants) and (d) any other equity security of the Company issued or issuable with respect to the securities referred to in the foregoing clauses (a) through (c) by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; (d) such securities are freely saleable under Rule 144 without volume limitations; or (e) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction. Notwithstanding anything to the contrary contained herein, securities shall only be “Registrable Securities” under this Agreement if they are held by an Investor or a transferee of an Investor permitted under this Agreement and the Lock-Up Agreement.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

“Short Form Registration” is defined in Section 2.3.

“Specified Courts” is defined in Section 6.9.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. Subject to this Section 2.1.1 and Section 2.4, at any time and from time to time after the Closing, Sponsor or Investors holding a majority-in-interest of the Registrable Securities then issued and outstanding may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Within thirty (30) days following receipt of any request for a Demand Registration, the Company will notify all other Investors holding Registrable Securities of the demand, and each Investor holding Registrable Securities who wishes to include all or a portion of such Investor’s Registrable Securities in the Demand Registration (each such Investor including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the Investor of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. The Company shall not be obligated to effect more than an aggregate of three (3) Demand Registrations under this Section 2.1.1 in respect of all Registrable Securities.

2.1.2 Effective Registration. A Registration will not count as a Demand Registration until the Registration Statement filed with the SEC with respect to such Demand Registration has been declared effective and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the SEC or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any Demanding Holder to include its Registrable Securities in such registration shall be conditioned upon such Demanding Holder’s participation in such underwritten offering and the inclusion of such Demanding Holder’s Registrable Securities in the underwritten offering to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwritten offering shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwritten offering by a majority-in-interest of the Investors initiating the Demand Registration and reasonably acceptable to the Company.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering, in good faith, advises the Company and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Company Common Shares or other securities which the Company desires to sell and the Company Common Shares or other securities, if any, as to which Registration by the Company has been requested pursuant to written contractual piggy-back registration rights held by other security holders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and the Founder Securities for the account of any Persons who have exercised demand registration rights pursuant to the Founder Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i) the Registrable Securities of Investors as to which registration has been requested pursuant to Section 2.2 and the Founder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Founder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Company Common Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Company Common Shares or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities. In the event that Company securities that are convertible into Company Common Shares are included in the offering, the calculations under this Section 2.1.4 shall include such Company securities on an as-converted to Company Common Shares basis.

2.1.5 Withdrawal. A Demanding Holder may withdraw all or any portion of their Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the Demand Registration Statement. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwritten offering or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration in such event, then such registration shall not count as a Demand Registration provided for in Section 2.1.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. Subject to Section 2.4, if at any time after the Closing the Company proposes to file a Registration Statement under the Securities Act with respect to the Registration of or an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for security holders of the Company for their account (or by the Company and by security holders of the Company including pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing security holders, (iii) for an offering of debt that is convertible into equity securities of the Company, or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to Investors holding Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date or confidential submission date, which notice shall describe the amount and type of securities to be included in such Registration or offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to Investors holding Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such Investors may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). To the extent permitted by applicable securities laws with respect to such registration by the Company or another demanding security holder, the Company shall use its commercially reasonable efforts to cause (i) such Registrable Securities to be included in such registration and (ii) the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Investors holding Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering, in good faith, advises the Company and Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Company Common Shares or other Company securities which the Company desires to sell, taken together with the Company Common Shares or other Company securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Company Common Shares or other Company securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of the Company, exceeds the Maximum Number of Securities, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (i) first, the Company Common Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Founder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Founder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Company Common Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Company Common Shares or other securities for the account of the Demanding Holders and the Founder Securities for the account of any Persons who have exercised demand registration rights pursuant to the Founder Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Founder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Founder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Company Common Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Company Common Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(c) If the registration is a “demand” registration undertaken at the demand of holders of Founder Securities under the Founder Registration Rights Agreement: (i) first, the Founder Securities for the account of the demanding holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Founder Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Founder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Founder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Company Common Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Company Common Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities; and

(d) If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1 or the holders of Founder Securities exercising demand registration rights under the Founder Registration Rights Agreement: (i) first, the Company Common Shares or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i) the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Founder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Founder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Company Common Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Company Common Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities.

In the event that Company securities that are convertible into Company Common Shares are included in the offering, the calculations under this Section 2.2.2 shall include such Company securities on an as-converted to Company Common Shares basis.

2.2.3 Withdrawal. Any Investor holding Registrable Securities may elect to withdraw such Investor’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement without any liability to the applicable Investor, subject to the next sentence and the provisions of Section 4. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred in connection with such Piggy-Back Registration as provided in Section 3.3 (subject to the limitations set forth therein) by Investors holding Registrable Securities that requested to have their Registrable Securities included in such Piggy-Back Registration.

2.3 Short Form Registrations. After the Closing, subject to Section 2.4, Investors holding Registrable Securities may at any time and from time to time, request in writing that the Company register the resale of any or all of such Registrable Securities on Form F-3 or any similar short-form registration which may be available at such time and applicable to such Investor’s Registrable Securities (“Short Form Registration”); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other Investors holding Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such Investors’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities, if any, of any other Investors joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Short Form Registration is not available to the Company for such offering; or (ii) if Investors holding Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $250,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

2.4 Restriction of Offerings. Notwithstanding anything to the contrary contained in this Agreement, the Investors shall not be entitled to request, and the Company shall not be obligated to effect, or to take any action to effect, any registration (including any Demand Registration but not including Piggy-Back Registration) pursuant to this Section 2 with respect to any Registrable Securities that are subject to the transfer restrictions under the Lock-Up Agreement.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. The Company shall use its commercially reasonable efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its reasonable efforts to cause such Registration Statement to become effective and use its reasonable efforts to keep it effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration for up to sixty (60) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to Investors requesting to include their Registrable Securities in such registration a certificate signed by the Chief Executive Officer, Chief Financial Officer or Chairman of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Registration Statement to be effected at such time or the filing would require premature disclosure of material information which is not in the interests of the Company to disclose at such time; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than twice in any 365-day period in respect of a Demand Registration hereunder.

3.1.2 Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to Investors holding Registrable Securities included in such registration, and such Investors’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as Investors holding Registrable Securities included in such registration or legal counsel for any such Investors may request in order to facilitate the disposition of the Registrable Securities owned by such Investors.

3.1.3 Amendments and Supplements. The Company shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by this Agreement.

3.1.4 Reporting Obligations. As long as any Investors shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Investors with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the SEC pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Investors pursuant to this Section 3.1.4.

3.1.5 Other Obligations. In connection with a sale or transfer of Registrable Securities exempt from Section 5 of the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within the prospectus included in the Registration Statement, the Company shall, subject to the receipt of the any customary documentation reasonably required from the applicable Investors in connection therewith, (a) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold or transferred and (b) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (a). In addition, the Company shall cooperate reasonably with, and take such customary actions as may reasonably be requested by the Investors, in connection with the aforementioned sales or transfers.

3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than five (5) Business Days after such filing, notify Investors holding Registrable Securities included in such Registration Statement of such filing, and shall further notify such Investors promptly and confirm such advice in writing in all events within five (5) Business Days after the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the SEC of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the SEC for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to Investors holding Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the SEC a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to Investors holding Registrable Securities included in such Registration Statement and to the legal counsel for any such Investors, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Investors and legal counsel with a reasonable opportunity to review such documents and comment thereon; provided that such Investors and their legal counsel must provide any comments promptly (and in any event within five (5) Business Days) after receipt of such documents.

3.1.5 State Securities Laws Compliance. The Company shall use its reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as Investors holding Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable Investors holding Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or take any action to which it would be subject to general service of process or to taxation in any such jurisdiction where it is not then otherwise subject.

3.1.6 Agreements for Disposition. To the extent required by the underwriting agreement or similar agreements, the Company shall enter into reasonable customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of Investors holding Registrable Securities included in such Registration Statement. No Investor holding Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Investor’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Investor’s material agreements and organizational documents, and with respect to written information relating to such Investor that such Investor has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall reasonably cooperate in any offering of Registrable Securities hereunder, which cooperation shall include the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Records. The Company shall make available for inspection by Investors holding Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any Investor holding Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement; provided that the Company may require execution of a reasonable confidentiality agreement prior to sharing any such information.

3.1.9 Opinions and Comfort Letters. The Company shall obtain from its counsel and accountants to provide customary legal opinions and customary comfort letters, to the extent so reasonably required by any underwriting agreement.

3.1.10 Earnings Statement. The Company shall comply with all applicable rules and regulations of the SEC and the Securities Act, and make available to its shareholders if reasonably required, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11 Listing. The Company shall use its commercially reasonable efforts to cause all Registrable Securities that are Company Common Shares included in any registration to be listed on such national security exchange as similar securities issued by the Company are then listed or, if no such similar securities are then listed, in a manner satisfactory to Investors holding a majority-in-interest of the Registrable Securities included in such registration.

3.1.12 Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $5,000,000, the Company shall use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or in the event that the financial statements contained in the Registration Statement become stale, or in the event that the Registration Statement or prospectus included therein contains a misstatement of material fact or omits to state a material fact due to a bona fide business purpose, or, in the case of a resale registration on Short Form Registration pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each Investor holding Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the Registration Statement is updated so that the financial statements are no longer stale, or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such Investor will deliver to the Company all copies, other than permanent file copies then in such Investor’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. Subject to Section 4, the Company shall bear all reasonable costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Short Form Registration effected pursuant to Section 2.3, and all reasonable expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration; and (ix) the reasonable fees and expenses of one legal counsel selected by Investors holding a majority-in-interest of the Registrable Securities included in such registration for such legal counsel’s review, comment and finalization of the proposed Registration Statement and other relevant documents. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, only if the Underwriters require the selling security holders and/or the Company to bear the expenses of the Underwriter following good faith negotiations, all selling security holders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of securities each is selling in such offering.

3.4 Information. Investors holding Registrable Securities included in any Registration Statement shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of such Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the obligation to comply with federal and applicable state securities laws. Investors selling Registrable Securities in any offering must provide all questionnaires, powers of attorney, custody agreements, stock powers, and other documentation reasonably requested by the Company or the managing Underwriter.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company. Subject to the provisions of this Section 4.1, the Company agrees to indemnify and hold harmless each Investor, and each Investor’s officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls an Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration (provided, however, that the indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, such consent not to be unreasonably withheld, delayed or conditioned); and the Company shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder or Investor Indemnified Party expressly for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each Person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by Holders of Registrable Securities. Subject to the provisions of this Section 4.2, each Investor selling Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling Investor, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other Person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling Investor expressly for use therein (provided, however, that the indemnity agreement contained in this Section 4.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the indemnifying Investor, such consent not to be unreasonably withheld, delayed or conditioned), and shall reimburse the Company, its directors and officers, each Underwriter and each other selling holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling Investor’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling Investor in the applicable offering.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or Section 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party if the Indemnifying Party provides notice of such to the Indemnified Party within thirty (30) days of the Indemnifying Party’s receipt of notice of such claim. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (acting reasonably), consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, and 4.2 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The Parties agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, no Investor holding Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Investor from the sale of Registrable Securities which gave rise to such contribution obligation. Any contributions obligation of the Investors shall be several and not joint. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5. RULE 144 AND 145.

5.1 Rule 144 and 145. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as Investors holding Registrable Securities may reasonably request, all to the extent required from time to time to enable such Investors to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and 145 under the Securities Act, as such Rule 144 and 145 may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

6. MISCELLANEOUS.

6.1 Other Registration Rights. The Company represents and warrants that as of the date of this Agreement, no Person, other than the holders of (i) Registrable Securities and (ii) Founder Securities, has any right to require the Company to register any of the Company’s share capital for sale or to include the Company’s share capital in any registration filed by the Company for the sale of share capital for its own account or for the account of any other Person.

6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part, unless the Company first provides Investors holding Registrable Securities at least ten (10) Business Days prior written notice; provided that no assignment or delegation by the Company will relieve the Company of its obligations under this Agreement unless Investors holding a majority-in-interest of the Registrable Securities provide their prior written consent, which consent must not be unreasonably withheld, delayed or conditioned. This Agreement and the rights, duties and obligations of Investors holding Registrable Securities hereunder may be freely assigned or delegated by such Investor in conjunction with and to the extent of any transfer of Registrable Securities by such Investor which is permitted by the Lock-Up Agreement; provided that no assignment by any Investor of its rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the Parties, to the permitted assigns of the Investors or of any assignee of the Investors. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 4 and this Section 6.2.

6.3 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Company prior to the Closing to: Pono Capital Three, Inc.	With a copy (which will not constitute notice) to: Nelson Mullins Riley & Scarborough LLP

4348 Waialae Ave., #632	101 Constitution Avenue, NW, Suite 900
Honolulu, Hawaii 96816	Washington, DC 20001
Attn: Davin Kazama	Attn: Andrew Tucker, Esq., Peter Strand Esq.
Telephone No.: (808) 892-6611	Facsimile No.: (202) 689-2860
E-mail: davin@ponocorp.com	Telephone No.: (202) 689-2987
E-mail: andy.tucker@nelsonmullins.com;
peter.strand@nelsonmullins.com

If to the Sponsor, to: Mehana Capital LLC	with a copy (which will not constitute notice) to: Nelson Mullins Riley & Scarborough LLP

4348 Waialae Ave, #632	101 Constitution Avenue, NW, Suite 900
Honolulu, Hawaii 96816	Washington, DC 20001
Attn: Dustin Shindo	Attn: Andrew Tucker, Esq., Peter Strand
Telephone No.: (808) 892-6611	Facsimile No.: (202) 689-2860
Telephone No.: (202) 689-2987

E-mail: dshindo@ponocorp.com	E-mail: andy.tucker@nelsonmullins.com;
peter.strand@nelsonmullins.com

If to Horizon, or to the Company after the Closing to:	With a copy (which will not constitute notice) to:

Horizon Aircraft	Gowling WLG (Canada) LLP
3187 Highway 35	345 King Street West, Suite 600
Lindsay, Ontario	Kitchener, ON N2G 0C5
K9V 4R1	Attn: Todd Bissett
Attn: E. Brandon Robinson	Telephone: (519) 571-7612
E-mail: brandon@horizonaircraft.com	Facsimile No.: (519) 576-6030
E-mail: Todd.Bissett@ca.gowlingwlg.com

If to the Investors, to such Investor’s address or facsimile number as set forth in the Company’s books and records.

6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable. Notwithstanding anything to the contrary contained in this Agreement, in the event that any prospective Investor fails to deliver to the Company a duly executed copy of this Agreement, such failure shall not affect the rights and obligations of the other Parties to this Agreement as amongst such other Parties.

6.5 Entire Agreement. This Agreement (together with the BCA, Ancillary Documents, and the Lock-Up Agreement to the extent incorporated herein, and including all agreements entered into pursuant hereto or thereto or referenced herein or therein and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the Parties, whether oral or written, relating to the subject matter hereof; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the Parties under the BCA or any other Ancillary Document or the rights or obligations of the Parties under the Founder Registration Rights Agreement.

6.6 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

6.7 Amendments; Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written agreement or consent of the Company (after the Closing, following approval of such amendment by a majority of the directors of the Company who are deemed to be “independent” directors pursuant to the applicable rules of Nasdaq and the SEC) and Investors holding a majority-in-interest of the Registrable Securities; provided, that any amendment or waiver of this Agreement which affects an Investor in a manner materially and adversely disproportionate to other Investors will also require the consent of such Investor. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.8 Remedies Cumulative. In the event a Party fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the other Parties may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.9 Governing Law; Jurisdiction. Sections 11.4 and 11.5 of the BCA shall apply to this Agreement mutatis mutandis, with any reference therein to the “Agreement” being a reference to this Agreement and any reference to a “Party” therein being a reference to any “Party” to this Agreement.

6.10 Termination of Merger Agreement. This Agreement shall be binding upon each Party upon such Party’s execution and delivery of this Agreement at the Closing, and this Agreement shall only become effective upon the Closing.

6.11 Counterparts. This Agreement may be executed in multiple counterparts (including by facsimile or pdf or other electronic document transmission), each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Copies of executed counterparts of this Agreement transmitted by electronic transmission (including by email or in .pdf format) or facsimile as well as electronically or digitally executed counterparts (such as DocuSign) shall have the same legal effect as original signatures and shall be considered original executed counterparts of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Horizon:

ROBINSON AIRCRAFT LTD.

By:	/s/ E. Brandon Robinson
Name:	E. Brandon Robinson
Title:	CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Company:

PONO CAPITAL THREE, INC.

By:	/s/ Davin Kazama
Name:	Davin Kazama
Title:	CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Sponsor:

MEHANA CAPITAL LLC

By:	/s/ Dustin Shindo
Name:	Dustin Shindo
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investors:

ROBINSON FAMILY VENTURES INC.

By:	/s/ E. Brandon Robinson
Name:	E. Brandon Robinson
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]